Investor Conference May 7, 2018 Exhibit 99.2

Statements contained in this presentation, which are not historical facts, are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. This presentation contains forward-looking statements and certain information contained in this presentation involves risks and uncertainties that could result in actual results differing materially from expected results. Forward-looking statements represent the Company’s expectations and beliefs concerning future events, based on information available to the Company as of the date of this presentation. The Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation. Additional information regarding these and other factors is contained in the Company’s SEC filings, including without limitation, the Company’s Form 10-K and Form 10-Q filings. FORWARD-LOOKING STATEMENTS

WelcomeTim Wesley, VP-Investor Relations Strategic PlanRay Betler, CEO Stéphane Rambaud-Measson, COO Pat Dugan, CFO Transit SegmentStéphane Freight SegmentRay PTC Status/RoadmapBob Bourg, VP-Signaling, Strategy & Growth Q&A AGENDA

/// OVERVIEW

Business Overview

- Leading, global provider of equipment, components and value-added services for freight and transit rail
- History of innovation dating back to 1869 when George Westinghouse invented air brakes
  - 3,000+ active patents and 1,500+ engineers
- Operations in 30+ countries and sales in 100+ countries
- World-class lean manufacturing, process excellence and culture of continuous improvement
- 13% EPS CAGR since 2006
- $4.9B of backlog at 3/31/18
- ~18,000 employees globally
- Headquarters in Wilmerding, PA

Portfolio Highlights

- Comprehensive portfolio and leading positions in freight car and locomotive products
- Leadership position in PTC with strong backlog
- Strong positions in locomotive electronics
- Well positioned in global transit brake, coupler market
- Global leader in rail friction, HVAC and pantographs
- North American leader in transit bus doors
- Strong position in rail and platform doors
- Strong aftermarket presence in core markets
- Participate in niche, high-margin industrial markets

Financial Overview

2017 Results

$3.9B Sales

$504M Adj. EBIT * 13.1%

Segment Mix



Freight, 36%
Transit, 64%

Sales by Region



U.S., 34%
ROW, 66%

Business Mix



OEM, 44%
AM, 56%

* Non-GAAP; see reconciliation in Appendix.

4 /// Investor Conference, May 7, 2018

Wabtec CORPORATION

GLOBAL PRESENCE

COMPELLING INDUSTRY DYNAMICS Source: World Rail Market Study 2016 - UNIFE/Roland Berger. Global, accessible rail supply market exceeds $100 billion annually, with average annual growth of about 3% through 2021 New rolling stock expected to grow at about 3% CAGR, mainly in Europe (Metro and Regional) and Asia-Pacific (India: Multiple Units and Coaches; China: Metro) Services expected to grow at 3-4% CAGR, mainly in Asia-Pacific (driven by growth of installed base in recent years) Secular trends also driving investment Urbanization Focus on safety Awareness of environmental issues/benefits Efficient transportation system/infrastructure essential to global economic growth in developed, emerging countries

Experienced Management team Management has average of more than 20 years in transportation industry and more than 10 years with Wabtec, highlighted by extensive international experience.

$ millions, unless indicated 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016* 2017* Sales $1,088 $1,360 $1,575 $1,402 $1,507 $1,968 $2,391 $2,566 $3,044 $ 3,308 $2,931 $3,882 Income from Operations $ 130 $ 180 $ 213 $ 180 $ 203 $ 281 $ 392 $ 437 $ 527 $ 608 $ 513 $ 508 Operating Margin 11.9% 13.2% 13.5% 12.8% 13.5% 14.3% 16.4% 17.0% 17.3% 18.4% 17.5% 13.1% Net Income $ 85 $ 110 $ 131 $ 115 $ 123 $ 180 $ 252 $ 292 $ 352 $ 399 $ 352 $ 331 Diluted EPS from cont. ops ($) $ 0.88 $ 1.12 $ 1.34 $ 1.20 $ 1.28 $ 1.86 $ 2.59 $ 3.01 $ 3.62 $ 4.10 $ 3.85 $ 3.43 Cash from operations $ 151 $ 143 $ 159 $ 161 $ 176 $ 249 $ 237 $ 236 $ 472 $ 448 $ 449 $ 189 Debt net of cash $ (38) $ (85) $ 245 $ 203 $ 185 $ 109 $ 101 $ 165 $ 94 $ 267 $ 1,500 $1,638 * Non-GAAP; see reconciliation in Appendix. A TRACK RECORD OF GROWTH

(Actual Performance, 2006-17: Sales CAGR of 12% • EPS CAGR of 13%) VISION FOR THE FUTURE TO AVERAGE DOUBLE-DIGIT EPS GROWTH THROUGH THE BUSINESS CYCLE

Wabtec Excellence Program drives our investment in these Growth Strategies: PERFORMANCE-DRIVEN GROWTH STRATEGIES PRODUCT INNOVATION & NEW TECHNOLOGIES GLOBAL & MARKET EXPANSION AFTERMARKET PRODUCTS AND SERVICES ACQUISITIONS

Strategic plan

the Wabtec Vision & DNA Core Values: Serve our three main stakeholders: customers, investors and employees Safety: Zero accident goal across company Customer Focus:Dedication to customer satisfaction: quality, on-time delivery, service and support Continuous Improvement: Measurable progress via strict adherence to Lean practices and disciplined processes Teamwork: Stronger as One Leadership: Single-minded accountability for financial, customer and employee commitments Vision: To achieve and maintain best-in-class performance that drives customer satisfaction and ongoing product innovation enabling average double-digit EPS growth through the business cycle across our global operations

Mission & core competencies Mission: To provide highly engineered, value-added products and services to our freight rail, passenger transit and industrial customers around the world to help them increase their safety, efficiency and productivity Core Competencies: Adhering to the Wabtec Excellence Program, which: Fosters state-of-the-art processes and continuous improvements; Promotes a constant pursuit of quality; and Drives practical innovations and best-in-class modern manufacturing Utilizing best-in-class Lean operating principles with an evolution towards digitalization of the entire business Providing a safe and satisfying environment for increasingly diverse workforce Leveraging low-cost manufacturing and supply bases Innovating at product and system levels Generating cash for investment and acquisition

First combined Strategic Plan after Faiveley acquisition Focus on vision of industry leadership and aggressive growth Drawing best practices from both companies Wabtec’s unrelenting focus on top- and bottom-line growth, Porter methodology, Lean and Priority Deployment Faiveley’s process orientation and strategic governance system Strategies prepared at Corporate, Segment, and Product Line levels Priority Deployment flows from four Corporate Growth Strategies into actions and metrics at all levels of the organization Wabtec Excellence Program (WEP) supports strategy process with continuous improvement actions to achieve operational excellence 2018-2022 Strategic planning Process

A comprehensive view Strategic Plan includes… Vision/Mission Global Market and Competitive Analysis Products and Technology/Innovation SWOT Growth Strategies and Actions Acquisition candidates Financial Summary and Causal Timeline Process begins in May, with reviews throughout summer Presentation to Board of Directors in October

Invest in technology and innovation to remain a global, industry leader In Transit, grow faster than market through excellence in project execution, quality and technology In Freight, maintain and defend AAR market leadership position and expand in UIC countries Leverage NAFTA market leadership in Positive Train Control (PTC) to build sustainable aftermarket business and expand into key international markets Drive improvements in key disciplines (safety, lean, operations, quality, customer service, engineering and technology, supply management) Expand in Maintenance of Way market Become preferred supplier in niche industrial markets Continue to seek strategic rail and non-rail acquisitions Must be consistent with our corporate growth strategies Must have operating group champion Financial criteria: Goal of accretion in first year, with positive and sustainable impact on economic profit, and opportunities for both revenue and cost synergies Major initiatives during 2018-2022 plan

Metrics & strategic reviews Metrics Standardized KPIs reviewed monthly: Financial Flash Reports Group WEP Balanced Scorecard Functional Metrics Strategic Reviews Quarterly full and condensed reviews of each Group and Functional strategy, led by CEO and COO Reviews focus on STRAP actions … which leads to Priority Deployment

/// PRIORITY DEPLOYMENT DRIVES GROWTH STRATEGIES


Corporate Strategic Objectives (CSO)
Product Innovation & New Technologies
Global & Market Expansion
Aftermarket Products & Services
Strategic Acquisitions
5 year Strategic Plan (STRAP)
Corporate Actions and Initiatives
Group and Functional Actions and Objectives
EXAMPLE: NeoFlexx Aftermarket Expansion
Annual Budget
Developed at group and operating unit level; deployed to the department leader level (annual performance objectives)
Budget aligned to reflect STRAP commitments for NeoFlexx
Group STRAPs
Group and Product Line strategic actions
NeoFlexx Deployment Worldwide
Individual Goals
Individual Goals for Group and Operating Unit Executives and Managers
NeoFlexx Market Launch with specific sales goals by customer

- Firm commitment to four growth strategies
- *Priority Deployment* begins here and cascades worldwide to groups, businesses, departments, and individual employees
- Metrics: monthly flash calls; Strategic Reviews; WEP and Lean scorecards; individual goals

18 /// Investor Conference, May 7, 2018

Wabtec CORPORATION

Integration update

SUCCESSFUL, YET COMPLEX, INTEGRATION Up to Dec-2016 Two corporations with independent policies and procedures Each with its own operating structure, budget, strategy and performance targets Little interaction during regulatory process 12 Groups Dec-2016 until May-2017 One corporation working toward a unified policies and procedures incorporating best practices from both Two operating segments (Freight, Transit) working to deploy best practices and implement synergy plans Dedicated internal resource managing integration and synergy program Monthly progress updates Projects led by functional and operational leads 11 Groups May-2017 until Dec-2017 One corporation with a single set of policies and procedures COO appointed to develop a unified strategy and budgets while implementing new performance measurement tools and executing synergy strategy 7 Groups Jan-Apr 2018 One corporation with a single, combined strategy and budget, uniform set of performance metrics, and standardized reporting structure Implemented financial consolidation tool; using priority deployment to push CEO’s performance targets across all groups and operating units Integration managed through councils Synergy progress provided at Board meetings 6 Groups Apr 2018 One integrated corporation 5 Groups Integration of all operations Synergies contributing to improved results

Facility consolidations Closed or streamlined more than a dozen locations, including production and office Migrated production from high-cost to low-cost countries Reduced head count in management ranks, sales, operations support Consolidated spending on product development, marketing, bidding Merged two product lines into one Reduced tax and benefits spending On pace to exceed 3-year synergy target of at least $50M in permanent cost reductions 2017: ~$30M savings 2018: ~$15M savings On pace to exceed synergy target

Opened in 2016, the 200,000 sf building includes: Product assembly lines (pantographs, power collectors and converters, trolley poles, couplers, buffers, brakes, doors) Machining, welding, surface treatment, painting Clear “single-piece flow” with visual management Optimized internal logistics and movement Open space – Project platforms Support functions near production Improved working environment Expanding low-cost Facility in Czech republic

Wabtec excellence program (WEP)

WEP – main levers to achieve excellence Wabtec Management System Org., Processes & Systems standards Performance Measurement System Common operational model Functional excellence Development Excellence Program Functional “Body of Knowledge” & Training Talent development & succession planning Alignment to Employee Appraisal process Our People LEAN Excellence Program Value orientation & avoidance of waste Focus on “bottom-up” solutions with “top-down” targets Lean culture, tools, roadmap Industry 4.0 & Digitalization Our Standards Our Mindset Our Mindset (LEAN Excellence), Our Standards (Management System) & Our People (Employee Development) Wabtec Excellence Program Deployment Phase Deployment Phase Pilot Phase

WEP EXPECTED OUTCOME Create Value Generate above-average long-term returns by reducing waste Lean Drive down cost through the application of Lean practices Standardize State of the art processes & tools and continuous quality improvements Common Metrics Clear & quantitative cost reduction targets and common measures Safe Provide a safe, challenging and dynamic work environment for our employees Best Practice Combine the best in modern manufacturing and business practices

Operational improvement Targets LEAN: 4% Manufacturing Efficiency improvement year-on-year Inventory reduction: DSI reduction by 10% year-on-year Quality: Reduce COPQ by 10% annually Reduce NCR by 15% YoY ON-TIME DELIVERY: 95%+ Sourcing Savings: Generate $10mm annually better than budget PROJECT MANAGEMENT: Increase margin through excellence in project management Digitalization: Road map defined in each major unit in 2018 Additional 2% year-on-year productivity gains (Manufacturing Efficiency) Innovation: Double number of patents by 2022 Ensure time-to-market on all new products starting 2019 Bridge any competitiveness gaps by 2020 OVERHEADS: Maintain flat overheads (after inflation)

Financial highlights

1Q review Importance of margin improvement Working capital performance STRAP plan highlights Capital Structure Management compensation tied to shareholder priorities Topics

Exceeded 1Q guidance slightly and affirmed full-year guidance Revenues of $1.06B; guiding to about $4.1B for the year EPS of 92 cents; guiding to about $3.80 for the year, excluding estimated restructuring and integration charges 1Q operating margin at 12.4%; guiding to about 13.5% for full year 1Q cash from operations of $24M; guiding to cash from operations greater than net income for full year Record multi-year backlog of $4.9B Solid start to the year 1Q results: a solid start to the year

Striving to continuously improve operating margins over time, although fluctuations occur due to volume changes, product mix, acquisitions WEP drives lean benefits, with added potential from low-cost sourcing and strategic pricing Volume provides operating leverage, with strong incremental margins Acquisitions also provide opportunities for improvements through WEP With nearly 100 business units, product mix always a factor Driving corporate initiatives in Supply Chain, Treasury/Finance, Tax and IT Focused on improving margins

Increases in recent years due to: Growth of company Extension of supply chain with globalization of company; more project-based and more international Long-term contracts with up-front design/engineering costs At March 31, 2018: Accounts receivable at 77 days, Inventory at 102 days, Accounts Payable at 74 days; focused on improvement while supporting Wabtec’s growth and cost-reduction objectives Improvement opportunities: Accounts Receivable Match outlays with projected receipts on long-term contracts Manage key customers Factoring and other supply chain financing Leverage multiple projects and scale Improvement opportunities: Inventory Leverage supply chain of larger company Balance low-cost platforms and localization Apply lean tools to reduce inventory levels Striving to reduce working capital

Sales increasing about 9% CAGR from $3.9B in 2017 to about $6.1B in 2022 Transit segment at 7% Freight segment at 11% EBIT increasing about 15% CAGR from $540M in 2017 to about $1B in 2022 EBIT margin growing to 18% Margin growth in both segments Cash from operations exceeds net income each year Cap-X at normal levels STRAP Financial highlights 2018-2022

Capital structure

Enables Wabtec to attract, motivate and retain key executive talent to meet both our short-term and long-term objectives Ensures that our interests are aligned with shareholders’ interests Significant percent of targeted annual compensation at-risk (about 75% for top five named executives last year) Three elements of compensation: Base salary: Use competitive benchmarks Short-term incentive: Annual incentive plan based on EBIT and cash from operations, with bonus as percent of base salary Long-term incentive: Stock options and restricted stock for retention Stock grants for equity participation Economic Profit Plan, based on rolling, 3-year target (Net Operating Profit After Tax less capital charge); target increases 10% each year Participants can receive up to 2x target grant if Company achieves maximum performance for 3-year period Executive comp: pay for performance

Economic profit drivers /// What are the Drivers of Economic Profit? Economic Profit Revenue Drivers Cost and Expense Drivers Capital Charge Drivers = - - Price Value Mix Quality New Product Development Customer Retention Margin Improvement Productivity Lean Overhead Warranty Cycle time Obsolescence Downtime & Maintenance Safety Headcount Reduce tax rate Working Capital Management Cap-X Efficiency Acquisitions that generate above-average returns

Long-established stock ownership guidelines for key management, board members to strengthen alignment with shareholders Set as a multiple of employee’s base salary Ownership gives individuals a personal financial stake Board/Management owns about 12% of equity Stock ownership guidelines: A best practice Executive Level Wabtec Stock Shares 1. President & CEO Shares equal to 7 times base salary 2. Executive Officers Shares equal to 3 times base salary 3. General Manager Level Shares equal to 2 times base salary 4. Board Members Shares equal to 4 times annual retainer

COMPELLING INDUSTRY DYNAMICS, STRONG COMPANY FUNDAMENTALS Compelling industry dynamics Large, worldwide rail supply market Efficient transportation system essential to global economic growth Strong company fundamentals Market leader with substantial installed base Diversified revenue model, strong balance sheet Wabtec Excellence Program drives continuous improvement Focused growth strategies and capital to invest Significant synergies and growth opportunities from Faiveley Transport acquisition Board and Management own about 12% equity stake, with incentive compensation tied to EPS, working capital and economic profit 13% EPS CAGR since 2006 On track for long-term growth

/// Appendix

2016 EPS Reconciliation Set forth below is the calculation of the non-GAAP performance measures included in this presentation.  We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP. (Note: Dollars in millions.)

2017 EPS Reconciliation Set forth below is the calculation of the non-GAAP performance measures included in this presentation.  We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP. (Note: Dollars in millions.)

Transit segment Stéphane Rambaud-Measson, COO

Leading, global provider of components, systems and value-added services for transit rail Strong presence in most key global markets Products used on all types of rail vehicles OEM projects lead to aftermarket revenue opportunities for 40+ years Record multi-year backlog of $4.3B at 3/31/18 2018: Forecasting growth in revenues and EBIT Overview: A Global, Technology Leader Comprehensive product portfolio worldwide Well positioned across global brake and coupler markets Global leader in rail friction, HVAC and pantographs North American leader in transit bus doors Strong position in rail and platform doors Strong aftermarket presence in core markets Portfolio Highlights Business Highlights Financial Highlights $2.5B Revenues $253M Adj. EBIT * 10.2% Margin 2017 Results Geographic Mix Business Mix * Non-GAAP; see Appendix.

2008: TRANSIT SYSTEMS USING WABTEC PRODUCTS

2018: TRANSIT SYSTEMS USING WABTEC PRODUCTS

/// COMPONENTS, SYSTEMS FOR TRANSIT CARS

/// COMPONENTS, SYSTEMS FOR BUSES

Brakes & Safety products Brakes Complete brake systems and safety connections for all types of rolling stock Pneumatic, electro-pneumatic and electronic brake controls Wheel- and axle-mounted discs; friction pads Couplers and draw gears Friction Couplers

Energy, Comfort & access products HVAC and sanitation systems Passenger Information Systems for vehicles and stations Power collection and energy management for rail and other industries Vehicle and platform doors; accessibility ramps HVAC Information & Safety Power Collection Sanitation Rail/Platform Doors Bus Doors

Transit Services Leveraging worldwide installed base through regional service centers Value-added solutions to maintain and optimize customers’ equipment through life cycle Installation, commissioning, training, upgrades, remote diagnostic and predictive maintenance, reliability and maintainability services, routine maintenance, overhauls

Market trends Highlights: Strong global investment, industry landscape evolving, growth of Indian market Trend Implication Strong global investment due to: Rapid urbanization and population growth Climate change and more stringent emissions requirements Growing demand for mobility solutions worldwide Rise of megacities; concentrated mobility needs Rise in intermodal connectivity Increasing demand for clean, resilient, environmentally efficient transportation and sustainable solutions Industry landscape evolving: Customer consolidation (Siemens-Alstom) CRRC targeting new markets Strong competitors Continue to delight customers and invest in key customer platforms ahead of tenders; pursue innovation and standardized products Continue to develop relationships inside and outside China; differentiate vs. local competitors through increased safety, quality and compliance to European/US standards Drive cost reductions to maintain flexibility Increasing focus on total cost of ownership by car builders and end users Increasing efforts by car builders to grow aftermarket revenue Opportunity for long-term maintenance contracts Life cycle costs part of evaluation criteria Strong investment in Indian market Accelerate product localization Build relationships with new customers, partners Provide standard products through repeat orders Intense focus on meeting short-term PTC deadline As more route-miles are placed into service, must be positioned to respond to customer needs

Overall markets driven by government funding and ridership levels, with Europe setting technology standards Asia-Pacific and Europe are largest market segments Strongest growth through 2021 expected to be in Western Europe (Germany, France, UK) and Asia-Pacific (India, China) /// MARKET DATA Source: World Rail Market Study 2016 - UNIFE/Roland Berger. Transit Cars (Global installed base of ~ 569,000)

/// WORLDWIDE ROLLING STOCK BY REGION UNITS ORDERS (number of cars) Highlights Growth in India due to expected Kanchrapara order in 2018, plus continued expansion of coach production Western Europe remains strong, especially Germany and France Americas led by U.S. CIS still suffers from previous decline in oil price, but slow recovery expected in Russia

/// WORLDWIDE ROLLING STOCK BY TYPE UNITS ORDERS (number of cars) Highlights Multiple Units: Driven by India and Western Europe Metros: Peak volume in China, UK (London), Paris, Berlin high in 2018/19 Coaches: India is largest purchaser Very High Speed/High Speed: Lower volumes in China; market to recover, but to a lower level Locomotives: Recovery expected after 2018

Product Innovation and New Technologies MetroFlexx brake system NeoFlexx brake disc Low-weight compact door mechanism Clean refrigerant HVAC Global and Market Expansion Capitalize on growth in India market Leverage U.S. footprint to expand product portfolio Expand bus product offerings into Europe Strengthen market coverage and expand bidding process Aftermarket Products and Services Leverage installed base to grow in all key markets Expand engineering services Improve distribution model Acquisitions Target strategic bolt-on opportunities to fill product and geographic gaps /// GROWTH STRATEGIES

Excellence in project execution and contract management Design to quality and design to cost Accelerate localization in low-cost geographies (Czech Republic, Mexico, India, Macedonia) Lean deployment: Standard processes and controls, best practices sharing (WEP) Complete product and footprint rationalization Continue to leverage global sourcing Rebalance OEM and aftermarket sales mix Deploy digitalization in engineering and manufacturing /// MARGIN IMPROVEMENT DRIVERS

Revenue growth of about 7%, more than double industry growth Margin growth of about 100 basis points annually Maintain/gain share to remain/become #1 or #2 in all core product lines Remain supplier of choice through best-in-class quality, on-time delivery, cost-competitive product offering /// STRATEGIC PLAN TARGETS

Freight segment Ray Betler, CEO

Leading, global provider of components, systems and value-added services for locomotives, freight cars Technology leader in train control with ongoing investment in next-generation solutions Strong presence in key global markets Strong capabilities in niche industrial markets 2018: Forecasting growth in revenues and EBIT Overview: A Global, Technology Leader Comprehensive product portfolio for AAR markets NAFTA leader for brake equipment, systems NAFTA leader in on-board train control Global leader in rail friction Strong aftermarket presence in core markets Strong presence in heat exchangers, turbochargers Mexico provides low-cost, high-quality manufacturing Portfolio Highlights Business Highlights Financial Highlights $1.4B Revenues $278M Adj. EBIT * 20% Margin 2017 Results Geographic Mix Business Mix * Non-GAAP; see Appendix.

/// FREIGHT SEGMENT: Locomotive

/// FREIGHT SEGMENT: Freight Car

Freight/industrial products Brake systems, heat exchangers and other valued-added components for locomotives and freight cars Trackwork and Maintenance of Way Aftermarket services, including overhauls Heat exchangers, turbochargers and rubber for industrial markets Freight Car Industrial Wayside/Track Products Locomotive Aftermarket Services

Electronics products Products and services to optimize performance, increase operational savings and improve safety Electronics hardware and embedded software design Signal and communication engineering and construction Turnkey PTC/train control and signaling systems Machine vision and analytics, predictive condition monitoring and movement planning Train Control Signaling & Construction Condition Monitoring Systems Core Electronics

After U.S. mandate in 2008, freight railroads adopted Wabtec on-board system Multi-year investment led to “moon shot” Wabtec has recorded revenues of more than $2B in train control and signaling through organic growth, expansion into related market segments and strategic acquisitions Wabtec positioned to drive future growth as railroads invest in next-generation and autonomous technologies /// TRAIN CONTROL/SIGNALING

Market trends Highlights: Cycle expected to improve, focus on PTC and technology to drive efficiencies Trend Implication Cycle expected to improve but customers face pressure to reduce costs Traffic and storage trends positive Aggressive push for efficiencies and cost reductions as Class 1 railroads redefine their business models Opportunities for outsourcing from customers as market improves Manage costs aggressively, while remaining positioned for upturn Railroads open to cost-effective capital improvements Localization required in many international markets Increased need for investment in India, Brazil, Turkey and Russia for various product lines Intense focus on meeting short-term PTC deadline As more route-miles are placed into service, must be positioned to respond to customer needs Technology-driven disruption in rail and trucking Trucks investing significantly in fleet management, self-driving trucks and transportation/logistics software solutions Freight and mainline/commuter railroads have been considering labor efficiency and optimized fuel management for years Railroads will need to adapt technologies that will be focused on asset management and network optimization Our leading position in PTC provides unique opportunity to integrate various asset monitoring systems Autonomous operating solutions offer potential to fully optimize labor and fuel efficiency

Overall economic activity (GDP) drives freight traffic volumes and capital investment NAFTA sets technology standards Majority of rolling stock outside of NAFTA, where Wabtec share is smaller /// MARKET DATA Source: World Rail Market Study 2016 - UNIFE/Roland Berger.

locomotive OEM Market

Freight car OEM Market

Rail command and control MARKET Total addressable market represents roughly 10% of annual $22B signaling market Addressable market excludes China, Europe, HSR and Metro

Wayside and Track GDP-type growth expected Wabtec share less than 10% Heat Exchangers Multi-billion-dollar market, growing at double-digit rate Wabtec focused on engine cooling and power generation Turbochargers Low-single-digit growth expected Wabtec competes in niches based on engine size Elastomers GDP-type growth expected Wabtec share less than 10% /// TRACK/INDUSTRIAL MARKET

/// GROWTH STRATEGIES

- Product Innovation and New Technologies
  - Through WabtecOne platform, leverage PTC installed base to create derivative products and services, eventually leading to autonomous operations
    - Next-generation train control
    - Incremental licensed features (apps)
    - Wireless crossing
    - Optimized asset management through machine vision/predictive condition monitoring and movement planning
  - Invest in core products such as swing motion truck, brake products for UIC markets, hybrid work locomotive, 2-stage turbocharger system, aluminum heat exchangers
- Global and Market Expansion
  - Localize products in Turkey, Russia
  - Strengthen capabilities in UIC markets
  - Develop industrial product niches internationally and become preferred supplier for each
- Aftermarket Products and Services
  - Expand freight service center footprint (Europe, Middle East, Turkey)
- Acquisitions
  - Target strategic bolt-on opportunities to fill product and geographic gaps

70 /// Investor Conference, May 7, 2018

Wabtec CORPORATION

Revenue growth of about 11%, significantly higher than industry growth Margin growth of at least 50 basis points annually Maintain/gain share to remain/become #1 or #2 in all core product lines /// STRATEGIC PLAN TARGETS

PTC Update and product roadmap Bob Bourg, VP-Signaling, Strategy and Growth

RAIL SAFETY IMPROVEMENT ACT OF 2008 Following several high-profile accidents, Congress passed RSIA in 2008 Requires PTC on: Main lines with regularly scheduled passenger intercity or commuter operations Main lines over which any poisonous-by-inhalation or toxic-by-inhalation hazardous materials are transported 60,000+ miles of track and 20,000+ locomotives Original deadline of Dec-2015 extended to Dec-2018 Designed to: Prevent train-to-train collisions Prevent accidents from switches left in the wrong position Prevent overspeed conditions Protect work zones and crews

Initialization Track Database Speed Restrictions Work Zones Train Consist Movement Authorities Braking Curve Warning Curve Predictive Braking Speed Restrictions Work Zones Office Systems I-ETMS® Interoperable Electronic Train Management System

PTC – WABTEC PRODUCTS & SERVICES On-Board Office Wayside Train Management Computer Operator Displays Video & Event Recorders Track Database Services Computer Aided Dispatch Back Office Server Signal Engineering Wired Signal Houses Signal Construction Project Management

CURRENT PROGRESS TO 2018 DEADLINE I-ETMS Customers Planning & Installation Revenue Service Demonstration Approved for Revenue Service Total Class I Railroads 0 3 4 7 Commuter Railroads & other 28 3 2 33 Industry Challenges: Funding Late project starts Completion of all hardware installations Availability of qualified staff with specialized knowledge Host / tenant testing Wabtec Solutions: Increased manufacturing output to meet demand surge Expert field testing assistance Systems engineering & program management support 24-hour help desk & “war room” Rigorous attention to critical software releases

Electronics group – Vision & Objectives Leverage the PTC installed base to create derivative products and services which do not exist today Provide high-technology products and services to the rail industry which improves the safety, productivity and efficiency of our customers More focused product development efforts combining various technologies to achieve the vision of driverless (autonomous) freight operation Next generation train control Optimised asset management through machine vision / predictive condition monitoring and movement planning Expand our target markets by entering into new geographic regions, enhancing our product portfolio and utilizing technology enhancements to drive retrofit opportunities

WabtecONE

FUTURE OPPORTUNITIES Maintenance Service Agreements Software maintenance Repair Training Enhancements Additional safety and productivity features Train integrity and end-of-train position monitoring Hardware upgrades Condition monitoring Operational Transformation & Automation Increased capacity through moving block Elimination of wayside infrastructure Labor reduction Condition-based maintenance Autonomous operation